UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2012

Commission File Number	Exact name of registrant as specified in its charter; State or other jurisdiction of incorporation; Address of principal executive offices; and Registrant’s telephone number including area code	IRS Employer Identification Number

333-173712	BWAY Parent Company, Inc. Delaware 8607 Roberts Drive, Suite 250 Atlanta, Georgia 30350-2237 770-645-4800	27-1902348

333-172764-01	BWAY Intermediate Company, Inc. Delaware 8607 Roberts Drive, Suite 250 Atlanta, Georgia 30350-2237 770-645-4800	27-2594571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 5, 2012, BWAY Holding Company (the “Company”) issued a press release announcing the launch of a consent solicitation (the “Consent Solicitation”) by the Company, of consents from holders of the Company’s 10% Senior Notes due 2018 (the “Notes”), issued pursuant to the Indenture, dated as of June 16, 2010 (as amended, the “Indenture”), by and among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, to proposed amendments to certain definitions set forth in the Indenture (the “Proposed Amendments”). The Consent Solicitation is being conducted in connection with the proposed merger of BOE Merger Corporation (“Merger Sub”) with and into BWAY Parent Company, Inc. (“Parent”), with Parent as the surviving corporation (the “Merger”), pursuant to that Agreement and Plan of Merger, dated as of October 2, 2012, by and among Parent, Merger Sub, BOE Intermediate Holding Company and Madison Dearborn Capital Partners VI-A, L.P., solely in its capacity as representative. A copy of the press release announcing the launch of the Consent Solicitation is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The Consent Solicitation is being made pursuant to a consent solicitation statement (the “Consent Solicitation Statement”) and an accompanying form of consent, which is being sent to holders of record of the Notes as of 5:00 p.m. New York time on October 5, 2012. The Consent Solicitation Statement sets forth the complete terms of the Consent Solicitation and is attached hereto as Exhibit 99.2. The Company will enter into a Supplemental Indenture upon receipt of the Requisite Consents (as defined in the Consent Solicitation Statement) but the Proposed Amendments will not become operative until immediately prior to consummation of the Merger and will cease to be operative if the Merger is not consummated.

Separately, Merger Sub intends to promptly commence an offer to repurchase the Notes at 101% of the principal amount thereof plus accrued and unpaid interest (the “COC Offer”) pursuant to the Indenture, conditioned upon the satisfaction of several conditions, including the consummation of the Merger. However, if the Company receives the requisite consents with respect to the Proposed Amendments in the Consent Solicitation on or prior to the expiration date of the Consent Solicitation and the related supplemental indenture has become effective, the COC Offer will be terminated and no Notes will be required to be purchased pursuant to such COC Offer.

The COC Offer will be made pursuant to a change of control notice and offer to purchase (the “Offer to Purchase”) and an accompanying letter of transmittal. The Offer to Purchase and the Letter of Transmittal sets forth the complete terms of the COC Offer and are attached hereto as Exhibits 99.3 and 99.4, respectively.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

99.1	Press release dated October 5, 2012.

99.2	Consent Solicitation Statement, dated as of October 5, 2012

99.3	Change of Control Notice and Offer to Purchase, dated as of October 5, 2012

99.4	Letter of Transmittal

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants set forth below have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 9, 2012

BWAY PARENT COMPANY, INC.

By:	/s/ Michael B. Clauer

Michael B. Clauer Executive Vice President and Chief Financial Officer

BWAY INTERMEDIATE COMPANY, INC.

By:	/s/ Michael B. Clauer

Michael B. Clauer Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 5, 2012.

99.2	Consent Solicitation Statement, dated as of October 5, 2012

99.3	Change of Control Notice and Offer to Purchase, dated as of October 5, 2012

99.4	Letter of Transmittal